1 Second Quarter 2021 Webcast Presentation August 5, 2021 NYSE: WCC

2 Forward-Looking Statements All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected benefits and costs of the transaction between WESCO and Anixter International Inc., including anticipated future financial and operating results, synergies, accretion and growth rates, and the combined company's plans, objectives, expectations and intentions, statements that address the combined company's expected future business and financial performance, and other statements identified by words such as "anticipate," "plan," "believe," "estimate," "intend," "expect," "project," "will" and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of WESCO's management, as well as assumptions made by, and information currently available to, WESCO's management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of WESCO's and WESCO's management's control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Those risks, uncertainties and assumptions include the risk of any unexpected costs or expenses resulting from the transaction, the risk of any litigation or post-closing regulatory action relating to the transaction, the risk that the transaction could have an adverse effect on the ability of the combined company to retain customers and retain and hire key personnel and maintain relationships with its suppliers, customers and other business relationships and on its operating results and business generally, or the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits, the risk that the leverage of the company may be higher than anticipated, the impact of natural disasters, health epidemics and other outbreaks, especially the outbreak of COVID-19 since December 2019, which may have a material adverse effect on the combined company's business, results of operations and financial conditions, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond each company's control. Additional factors that could cause results to differ materially from those described above can be found in WESCO's Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and WESCO's other reports filed with the SEC. Non-GAAP Measures In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles ("U.S. GAAP"), this slide presentation includes certain non-GAAP financial measures. These financial measures include workday-adjusted net sales, gross profit, gross margin, earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA, adjusted EBITDA margin, pro forma adjusted EBITDA, financial leverage, pro forma financial leverage, free cash flow, adjusted income from operations, adjusted operating margin, adjusted interest expense, net, adjusted provision for income taxes, adjusted net income, adjusted net income attributable to WESCO International, Inc., adjusted net income attributable to common stockholders, and adjusted earnings per diluted share. Additionally, certain results are presented on a pro forma basis giving effect to the combination of WESCO and Anixter as if it had occurred at the beginning of the respective prior period. The Company believes that these non-GAAP measures are useful to investors as they provide a better understanding of sales performance, and the use of debt and liquidity on a comparable basis. Additionally, certain non-GAAP measures either focus on or exclude items impacting comparability of results such as merger-related costs, and the related income tax effect of such items, allowing investors to more easily compare the Company's financial performance from period to period. Management does not use these non-GAAP financial measures for any purpose other than the reasons stated above.

3 Business Overview Financial Results Overview John Engel Chairman, President & CEO Executive Vice President & CFO Dave Schulz Agenda

4 Very Strong Results Across The Board Raised 2021 outlook on accelerating sales and margin growth momentum • Sales up 24% YOY on a pro forma basis and up 14% sequentially – Leveraging increased scale, expanded product and services capabilities, and global supplier relationships – Seeing early benefits from SBU cross selling and attractive secular growth trends – Economic recovery accelerating across our end markets – Backlog at record level, up 17% sequentially and 36% YOY • Gross margin up 140 basis points YOY on a pro forma basis and up 90 basis points sequentially – Focus on value-driven pricing through enhanced and rigorous margin-improvement processes – Ability to pass-through inflationary prices is favorable in light of strong market demand and constrained supply • Adjusted EBITDA margin up 100 basis points YOY on a pro forma basis – Strong synergy execution delivering results above expectations – Benefits accruing from structural cost takeout and increased operating leverage • Leverage of 4.5x; down 0.4x sequentially and 1.2x in 12 months since Anixter merger – TTM adjusted EBITDA of ~$1 billion (1st year post-close) – Accelerated de-leveraging demonstrates inherent strength of our business model Raised 3-year synergy targets and accelerated de-leveraging timeline on strength of integration execution

Growth Opportunity Amplified by Attractive Secular Growth Trends Supply chain consolidation and relocation to North America Exceptionally well-positioned across all business units Electrification Automation and IoT Green Energy and Grid Modernization 24/7 Connectivity and Security Digitalization 5

6 Second Quarter Results Overview Dave Schulz Executive Vice President & Chief Financial Officer

Second Quarter Results Overview

$M
Except per share amounts

	Q2 2020 Pro Forma[1]	Q2 2021	YOY
Sales	$3,706	$4,596	24%
Gross Profit	726	965	33%
% of sales	*19.6%*	*21.0%*	*+140 bps*
Adjusted Income from Operations[2]	158	262	66%
% of sales	*4.3%*	*5.7%*	*+140 bps*
Adjusted EBITDA[3]	210	309	47%
% of sales	*5.7%*	*6.7%*	*+100 bps*
Adjusted Diluted EPS[2]		$2.64	

- **Sales +24% YOY and +14% sequentially**
- **Record backlog, up 36% YOY and 17% since Q1**
- **Gross margin up 140 bps YOY and up 90 bps sequentially**
- **$44 million in realized cost synergies in Q2, and $117 million since close of Anixter merger**
- **Adjusted EBITDA margin up 100 bps YOY and up 130 bps sequentially**
- **Sales up 4%, Adjusted EBITDA up 25%, and Adjusted EBITDA margin up 110 bps from 2019 pro forma levels**

Benefits of scale, synergies, and market recovery continuing to drive strong results

[1] Includes Anixter's reported results for the period from April 4, 2020 to June 22, 2020. See appendix for reconciliation.
[2] Adjusted income from operations and adjusted earnings per diluted share exclude merger-related costs and interest, accelerated amortization expense associated with migrating to the Company's master brand architecture, and the related income tax effects.
[3] Adjusted EBITDA excludes foreign exchange and other non-operating expenses (income), non-cash stock-based compensation and merger-related costs.

7

8 Margin Improvement Program Yielding Excellent Results Executing a rigorous program across entire company Capability Building Sales Processes and Playbook Performance Management Systems and Dashboard • Revised business principles to support margin and growth • Dynamic, interactive training and development sessions for entire sales organization • Value-based pricing and solution selling playbooks • Data-driven coaching and sales cadences • Drive accountability to key performance metrics • Sales force incentives • New dashboards that identify and prioritize sales actions • New digital tools and applications that unlock power of our Big Data

9 $210 $309 2020 Q2 Adjusted EBITDA Sales Gross Margin Cost Synergies Volume- Related, Variable Compensation and Other Benefit Costs Reversal of COVID Cost Actions, Other 2021 Q2 Adjusted EBITDA Adjusted EBITDA Bridge Sales Strength + Margin Expansion + Accelerated Synergy Capture = Strong EBITDA Growth $M 1 1 Includes Anixter’s reported results for the period from April 4, 2020 to June 22, 2020. See appendix for reconciliation. +47% 5.7% of sales 6.7% of sales +100 bps

10 $83 $168 Q2 2020 Pro Forma Q2 2021 $1,437 $1,923 Q2 2020 Pro Forma Q2 2021 Electrical & Electronic Solutions (EES) Ability to offer complete electrical package driving share gains and strong growth See appendix for non-GAAP reconciliations. $M 8.7% of sales 1 1 5.8% of sales +34% • Strong double-digit sales growth in all end markets – Non-resi construction remains ahead of expectations – Industrial and MRO gaining momentum, along with OEM and CIG • Backlog up 15% since March to record level • Adjusted EBITDA growth and margin expansion driven by synergy capture, effective cost controls, and execution of margin improvement initiatives • Secular trends of electrification, automation, and green energy support increased outlook and future growth 1 Includes Anixter’s reported results for the period from April 4, 2020 to June 22, 2020. See appendix for reconciliation. Sales Adjusted EBITDA +290 bps +102%

11 $1,198 $1,461 Q2 2020 Pro Forma Q2 2021 $104 $131 Q2 2020 Pro Forma Q2 2021 Communications & Security Solutions (CSS) Industry leading value proposition driving share gains and global growth See appendix for non-GAAP reconciliations. 9.0% of sales 1 WD-workday 8.7% of sales $M +22% • Strong global sales growth in all end markets – Growth in network infrastructure led by data center and hyperscale projects – Security growth driven by increased IP-based surveillance and adoption of cloud-based technologies • Backlog up 19% from March to record level • Adjusted EBITDA growth and margin expansion driven by sales execution, synergy capture, and margin improvement initiatives partially offset by a 40 basis point headwind related to the write- off of certain safety equipment • Secular trends of 24/7 connectivity, data center expansion, secure networks, and IoT/automation support increased outlook and future growth 1 Includes Anixter’s reported results for the period from April 4, 2020 to June 22, 2020. See appendix for reconciliation. 1 Sales Adjusted EBITDA +30 bps +26%

12 $1,072 $1,212 Q2 2020 Pro Forma Q2 2021 $81 $101 Q2 2020 Pro Forma Q2 2021 Utility & Broadband Solutions (UBS) Leadership and scale driving share gains and strong growth See appendix for non-GAAP reconciliations. Sales Adjusted EBITDA 8.3% of sales 1 7.6% of sales 1 Includes Anixter’s reported results for the period from April 4, 2020 to June 22, 2020. See appendix for reconciliation. $M +13% • Strong sales growth in all end markets – Growth in utility driven by IOU investments in grid modernization and new business wins – Double-digit broadband growth driven by greater connectivity demand and rural broadband expansion – Integrated supply up versus PY and sequentially, in-line with industrial recovery • Backlog up 19% since March to record level • Adjusted EBITDA growth and margin expansion driven by higher sales, cost synergies, and margin improvement initiatives • Growth outlook driven by industry-leading value proposition, scope expansion and attractive secular trends of green energy and infrastructure investment1 +70 bps +25%

13 Sales Synergies Increase as Strong Value Proposition Takes Hold Cross-sell momentum highlights the power of the combined portfolio • Increasing cumulative sales synergy target from $170 million to $500 million by end of 2023 • Pipeline of recent cross-sell wins growing 1 Reflects 3% growth compared to Pro Forma 2019 sales Provided a national contractor with a comprehensive and custom wire solution to support construction projects across 14 states in the U.S. Wire Solutions (store, cut, deliver) Selected as the supply chain partner by a major telecom provider to provide a broad-based fiber optic solution to be deployed to over 50,000 residences Fiber Optic Cable and Accessories Won a multi-year contract and expanded our product and services offerings to include lighting and EV charging solutions Lighting EV Charging Primary relationship Products and capabilities Cross-Sell Overview Major Product and Services Categories Recent Cross-Sell Wins Supply Chain Services

14 Outlook raised on higher value of existing initiatives Increasing Cost Synergy Target to $300 Million $117 Million Realized To-Date • Increasing cost synergy target 20% to $300 million by December 2023 – 80% SG&A and 20% COGS • Increasing one-time integration expenses to $225 million to reflect increased savings target • Expect additional savings from previously identified projects Supply Chain G&A Field Operations Corporate Overhead Realized to-date ~$105 ~$90 ~$60 ~$45 To be realized ~$300 Total $ millions Cost Synergies Realized To-Date and Full Target

15 Leverage Improved 1.2x in 12 months since Anixter Merger Accelerated timeline: now on track to return to target leverage range of 2.0-3.5x by 2H:22 • Leverage reduced 0.4x in Q2 – Net debt increase driven by investment in working capital to support double- digit sales growth – Working capital improved 3 days YOY • Amended securitization and announced redemption of Senior Notes due 2024 providing $18 million in annualized interest savings; $2 million in FY 2021 • Moody's rating upgraded; Moody's and S&P ratings placed on positive outlook $142 $307 $124 $125 Free Cash Flow Net Debt / TTM Adjusted EBITDA 5.7x 5.3x 5.3x 4.9x 4.5x Leverage Net Debt Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021

16 2021 Outlook Accelerated execution and market recovery drives increased outlook for 2021 2020 Pro Forma Sales $16.0 billion Adjusted EBITDA $858 million 2021 Outlook Prior (5/6/21) Revised (8/5/21) Market growth 4.5% - 6.5% 9% - 10% Plus: share gain/cross sell 1% - 2% 2% - 4% Less: impact of one fewer workday in 2021 and divestitures (1)% (1)% Reported sales1 4.5% - 7.5% 10% - 13% Adjusted EBITDA margin2 5.8% - 6.1% 6.1% - 6.4% Effective tax rate ~22% ~23% Adjusted EPS2 $6.80 - $7.30 $8.40 - $8.80 Free cash flow (percent of net income) ~100% ~90% Capital expenditures and other IT/digital investments $100 - $120M $100 - $120M 1 Reflects one less workday in 2021 compared to 2020. Outlook reflects growth compared to 2020 pro forma sales of $16.0 billion. 2 Adjusted EBITDA is defined as EBITDA before other, net, non-cash stock-based compensation and merger-related costs; Adjusted EPS excludes merger-related costs, accelerated trademark amortization, and the related income tax effects.

17 Summary Our performance and improving macro environment drive stronger outlook • Very strong results across the board – Outperforming the market – Double-digit sales growth YOY on a pro forma basis and sequentially in all businesses ◦ Capitalizing on leadership position and expanding business ◦ Realizing cross-sell benefits ◦ Delivering cost synergies ahead of schedule – Delivering strong gross and adjusted EBITDA margin expansion – Leverage reduced to 4.5x; down 1.2x since June 2020 • Market recovery accelerating • Increased full year outlook again for Sales, Adjusted EBITDA, and Adjusted EPS • Increased 3-year synergy targets and accelerated de-leveraging timeline • Exceptionally well positioned to benefit from secular growth trends

APPENDIX

19 Glossary 1H: First half of fiscal year 2H: Second half of fiscal year A/V: Audio/visual COGS: Cost of goods sold CIG: Commercial, Institutional, and Government CSS: Communications & Security Solutions (business unit) EES: Electrical & Electronic Solutions (business unit) ETR: Effective tax rate FTTx: Fiber-to-the-x (last mile fiber optic network connections)   HSD: High-single digit LSD: Low-single digit MRO: Maintenance, repair, and operating MTDC: Multi-tenant data center Record: Highest in company history, on a pro forma basis, since Anixter's acquisition of Power Solutions in 2015. Executed synergies: Initiatives fully implemented – actions taken to generate savings Realized synergies: Savings that impact financial results versus pro forma 2019 One-time operating expenses: Operating expenses that are in or will be realized in the P&L (including cash and non-cash) Leverage: Debt, net of cash, divided by trailing-twelve-month adjusted EBITDA MSD: Mid-single digit PF: Pro Forma PY: Prior Year OEM: Original equipment manufacturer OPEX: Operating expenses ROW: Rest of world SBU: Strategic Business Unit Seq: Sequential TTM: Trailing twelve months UBS: Utility & Broadband Solutions (business unit) WD: Workday YOY: Year-over-year Abbreviations Definitions

20 Workdays Q1 Q2 Q3 Q4 FY 2019 63 64 63 62 252 2020 64 641 64 61 253 2021 62 64 64 62 252 1 Pro Forma Q2 2020 period has 62.5 workdays.

21 Increasing Cost Synergy Outlook Increasing outlook due to higher existing synergies and new opportunities $37 $125 $175 $225 Cumulative merger and integration expenses $ millions 2H 2020 2021 2022 2023 2020 2020 Q1 2021 Q2 2021 2020 Q1 2021 Q2 2021 2020 Q1 2021 Q2 2021 Realized to-date To be realized Cumulative Realized Cost Synergy Target $300 $210 $170 $39 $117

22 $ in millions Pro Forma Workday-Adjusted Net Sales: Three Months Ended June 30, 2021 June 30, 2020 Growth Reported Reported Anixter(1) Pro Forma Reported Pro Forma Adjusted(2) Net sales $ 4,596 $ 2,087 $ 1,619 $ 3,706 120.2% 24.0% 21.6 % Pro Forma and Workday-Adjusted Net Sales (1) Represents Anixter’s net sales for the period from April 4, 2020 to June 22, 2020. (2) Represents the percentage impact of 64 workdays in the three months ended June 30, 2021 compared to 62.5 workdays in the three months ended June 30, 2020.

23 Gross Profit and Free Cash Flow $ in millions Gross Profit: Three Months Ended June 30, 2021 June 30, 2020 Net sales $ 4,596 $ 2,087 Cost of goods sold (excluding depreciation and amortization) 3,631 1,693 Gross profit $ 965 $ 394 Gross margin 21.0% 18.9 % Free Cash Flow Three Months Ended June 30, 2021 June 30, 2020 Cash flow (used in) provided by operations $ (18) $ 101 Less: Capital expenditures (10) (11) Add: Merger-related expenditures 27 52 Free cash flow $ (1) $ 142 Adjusted net income 152 57 % of adjusted net income — % 248%

24 Adjusted EBITDA EBITDA, Adjusted EBITDA, and Adjusted EBITDA margin % by Segment Three Months Ended June 30, 2021 EES CSS UBS Corporate Total Net income applicable to common stockholders 154 111 95 (255) $ 105 Net loss attributable to noncontrolling interests — — — — — Preferred stock dividends — — — 14 14 Provision for income taxes — — — 33 33 Interest expense, net — — — 68 68 Depreciation and amortization 13 19 5 9 46 EBITDA $ 167 $ 130 $ 100 $ (131) $ 266 Other income, net — — — (1) (1) Stock-based compensation 1 1 1 3 6 Merger-related costs — — — 38 38 Adjusted EBITDA 168 131 101 (91) 309 Adjusted EBITDA margin % 8.7% 9.0% 8.3% 6.7% $ in millions Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating expenses, non-cash stock-based compensation costs, merger-related costs..

25 Adjusted EPS Q2 2021 (in millions, except for EPS) Reported Results Adjustments 1 Adjusted Results Income from operations $ 218.9 $ 42.8 $ 261.7 Net interest 67.6 — 67.6 Other income, net (0.8) — (0.8) Income before income taxes 152.1 42.8 194.9 Provision for income taxes2 32.8 10.4 43.2 Effective tax rate 18.1% 19.7 % Net income 119.3 32.4 151.7 Less: Non-controlling interest 0.1 — 0.1 Net income attributable to WESCO 119.2 32.4 151.8 Preferred stock dividends 14.4 — 14.4 Net income attributable to common stockholders 104.8 32.4 137.4 Diluted Shares 52.0 52.0 EPS $ 2.02 $ 2.64 1 Adjustments include merger-related costs, accelerated amortization expense associated with migrating to the Company's master brand architecture, and the related income tax effects. 2 The adjustments to income from operations have been tax effected at rates of approximately 24% for three months ended June 30, 2021.

26 Capital Structure and Leverage $ in millions Pro Forma1 Twelve Months Ended Financial Leverage: June 30, 2021 December 31, 2020 Net income attributable to common stockholders $ 221 $ 116 Net loss attributable to noncontrolling interests — (1) Preferred stock dividends 58 30 Provision for income taxes 63 56 Interest expense, net 287 256 Depreciation and amortization 175 153 EBITDA $ 804 $ 610 Other, net (5) 5 Stock-based compensation 19 35 Merger-related costs and fair value adjustments 181 207 Out-of-period adjustment 19 19 Net gain on sale of asset and Canadian divestitures (28) (20) Adjusted EBITDA $ 990 $ 856 As of, Maturity Debt June 30, 2021 December 31, 2020 Receivables Securitization (variable) 1,180 950 2024 Inventory Revolver (variable) 295 250 2025 2021 Senior Notes (fixed) — 500 2021 2023 Senior Notes AXE (fixed) 59 59 2023 2024 Senior Notes (fixed) 350 350 2024 2025 Senior Notes AXE (fixed) 4 4 2025 2025 Senior Notes (fixed) 1,500 1,500 2025 2028 Senior Notes (fixed) 1,325 1,325 2028 Other 36 47 Various Total debt1 $ 4,749 $ 4,985 Less: cash and cash equivalents 288 449 Total debt, net of cash $ 4,461 $ 4,536 Leverage 4.5 x 5.3 x 1 Total debt is presented in the consolidated balance sheets net of debt discount and debt issuance cots, and includes adjustments to record the long-term debt assumed in the merger with Anixter at its acquisition date fair value.

27 $ in millions Three Months Ended, June 30, 2020 EES CSS UBS Corporate Total Proforma Net Sales1 $ 1,436.6 $ 1,198.2 $ 1,071.5 $ — $ 3,706.3 Gross profit 725.9 Gross margin % 19.6 % Operating income 56.9 Operating margin % 1.5 % Merger-related costs 101.3 Adjusted operating income 158.2 Adjusted operating margin % 4.3 % EBITDA 80.2 101.4 80.7 (69.8) 192.5 EBITDA margin % 5.6% 8.5% 7.5 % nm 5.2 % Other income, net 0.7 — — (1.0) (0.3) Stock-based compensation 1.7 2.1 0.6 14.0 18.4 Merger-related costs — 0.6 — 100.7 101.3 Adjusted EBITDA $ 82.6 $ 104.1 $ 80.7 $ (57.5) $ 209.9 Adjusted EBITDA margin % 5.8% 8.7% 7.6 % nm 5.7 % Combined Proforma Financial Information Note: EBITDA and Adjusted EBITDA are non-GAAP financial measures that provide indicators of the Company's performance and its ability to meet debt service requirements. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA before foreign exchange and other non-operating expenses, non-cash stock-based compensation costs, and costs associated with the merger with Anixter. 1 Includes Anixter’s reported results for the period from April 4, 2020 to June 22, 2020.